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                                                                  EXHIBIT 10.19


                    AMENDMENT NO. ONE TO THE GENERAL LOAN

                            AND SECURITY AGREEMENT

                                  GENRAD, INC.

       This Amendment No. One To The General Loan And Security Agreement (the "Amendment") is entered into as of the 26th day of October, 1992, by and between GENRAD, INC., a Massachusetts corporation ("Borrower"), whose chief executive office is located at 300 Baker Avenue, Concord, Massachusetts 01742-2174 and FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, in light of the following facts:

                                     FACTS
                                     -----

          FACT ONE:      Foothill and Borrower have previously entered into that
    certain General Loan And Security Agreement, dated June 23, 1992 (the "Agreement").

          FACT TWO:     Foothill and Borrower desire to further amend the
    Agreement as provided herein. Terms defined in the Agreement which are used herein shall have the same meanings as set forth in the Agreement, unless otherwise specified.

          NOW, THEREFORE, Foothill and Borrower hereby modify and amend the Agreement as follows:

    1. Paragraph 7.1(c) of the Agreement is hereby amended in its entirety to read as follows:

                  "(c) dispositions of Equipment, and patents, trade names, trademarks, servicemarks, copyrights, monies due under royalty or licensing agreements, and/or infringement claims in the ordinary course of business pursuant to Section 6.9, provided (i) Borrower shall remit to Foothill the proceeds of any such disposition to be applied on account of the Obligations, and (ii) borrower shall not dispose of any individual item of Equipment, patents, trade names, trademarks, servicemarks, copyrights, monies due under royalty or licensing agreements, and/or infringement claims having a net book or market value in excess of One Hundred Thousand Dollars $100,000), or in any fiscal year dispose of Equipment having an aggregate net book or market value in excess of Two Hundred Fifty Thousand Dollars ($250,000);"
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        2.    A new Paragraph 15.10 shall be inserted into the Agreement to read as follows: "15.10 DISPOSITIONS OF CERTAIN COLLATERAL. With regard to disposition of Equipment, patents, trade names, trademarks, servicemarks, copyrights, monies due under royalty or licensing agreements, and/or infringement claims in the ordinary course of business pursuant to Paragraph 7.1(c), Foothill shall reasonably cooperate with Borrower and shall, upon request therefor, provide Borrower with such evidence of the release of Foothill's interest therein as Borrower may reasonably request."

        3. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as supplemented, amended and modified, shall remain in full force and effect.

        IN WITNESS WHEREOF, Borrower and Foothill have executed this Amendment as of the day and year first written above.

    FOOTHILL CAPITAL CORPORATION     GENRAD, INC.

    By /s/ LISA M. VASQUEZ              By /s/ WALTER A. SHEPHARD
       -------------------------        -----------------------------

    Its AVP                          Its  Treasurer

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   By its acceptance below this 26th day of October, 1992, the undersigned guarantor hereby reaffirms its Continuing Guaranty dated June 23, 1992 and consents to the above-stated terms.

   The undersigned further confirms that the Guaranty continues to be secured by that certain Stock Pledge Agreement dated June 23, 1992.

                                                        GENRAD HOLDINGS, LIMITED

                                                        By /s/ WALTER SHEPHARD
                                                           ---------------------
                                                               Walter Shephard
                                                               Its  Director